Dreyfus
Growth Opportunity
Fund, Inc.



ANNUAL REPORT February 28, 2003



YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Proxy Results

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                   Growth Opportunity Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This annual report for Dreyfus Growth Opportunity Fund, Inc. covers the 12-month period from March 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Douglas D. Ramos, CFA, and Paul Kandel.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003

2


DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, and Paul Kandel, Portfolio Managers

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark?

For the 12-month period ended February 28, 2003, the fund produced a total return of -22.62% .(1) This compares with the performance of the fund's benchmark, the S&P 500 Composite Stock Index ("S&P 500 Index"), which produced a total return of -22.67% for the same period.(2) The Lipper Large-Cap Core Funds category average, the category in which the fund is reported, provided an average total return of -23.80% for the reporting period.(3)

We attribute these results primarily to economic weakness and concerns regarding a possible war in Iraq, which drove stocks of virtually all industry groups lower. The fund performed in line with its benchmark but produced higher returns than its Lipper category average, due to its stock selections in the health care, financial services and utilities groups.

What is the fund's investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. The fund typically invests at least 80% of its assets in stocks issued primarily by U.S. companies. The fund also may invest up to 25% of its assets in foreign securities. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including, to a limited degree, those issued in initial public offerings.

In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on companies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio managers use fundamental analysis to create a broadly diversified core portfolio with a growth tilt. The managers select stocks based on:

*     VALUE, or how a stock is priced relative to its perceived intrinsic worth;

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* GROWTH, in this case the sustainability or growth of earnings or cash flow; and

*     FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when a portfolio manager believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

What other factors influenced the fund's performance?

During the reporting period, stock prices came under pressure from a variety of factors that undermined investor confidence, including accounting irregularities at several prominent U.S. corporations, concerns regarding the unexpectedly slow pace of economic recovery, uncertainties arising from the global campaign against terrorism and the prospect of war in Iraq.

Given these conditions, it is hardly surprising that stock prices fell broadly across the entire range of industry groups. Of course, some areas suffered steeper losses than others. Undermined by weak levels of corporate capital spending, telecommunications companies were among the hardest hit. However, the fund held relatively few stocks in this area because it was our opinion that most telecommunications companies were burdened by weak balance sheets and unattractively high risks. The fund also achieved better than average performance from health care stocks, where we concentrated holdings among service companies such as Wellpoint Health Networks and specialty pharmaceuticals such as Teva Pharmaceuticals. While these holdings declined during the reporting period, they did perform better than other areas in which the fund held relatively small positions, such as large-cap pharmaceuticals and biotechnology. Similarly, in the financial area, the fund's performance received a boost from its concentration in companies that we believed were positioned to benefit from high rates of home refinancing, such as Countrywide Financial.

4

While the fund roughly matched or exceeded the benchmark in most industry groups, its performance suffered among consumer cyclical and technology holdings. The fund held overweighted positions in both areas, reflecting our view that they were positioned to benefit from economic growth. Although the economy indeed showed signs of recovery, war concerns and other negative market forces drove stocks of most retailers, media companies and technology providers
sharply    lower.

What is the fund's current strategy?

As of the end of the reporting period, we found what we believe are attractive investment opportunities among materials and processing and health care stocks. Conversely, we have found relatively few stocks meeting our investment criteria in the industrial, utility and telecommunications areas. These weightings reflect our emphasis on stocks that we believe are well-positioned for greater earnings and cash flow growth in a gradually improving economic environment. At the same time, we remain sharply focused on seeking to add value by selecting individual stocks in all industry groups that meet our strict criteria for sound fundamentals, proven management and strong prospects for long-term capital appreciation.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

      PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS THAT COMPOSE THE AVERAGE.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth Opportunity Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Inde
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 2/28/03

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                          (22.62)%            (6.05)%            3.67%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GROWTH OPPORTUNITY FUND, INC. ON 2/28/93 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


STATEMENT OF INVESTMENTS


February 28, 2003

COMMON STOCKS--95.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--11.7%

Abercrombie & Fitch, Cl. A                                                                       70,000  (a)           1,925,000

AOL Time Warner                                                                                  65,000  (a)             735,800

Bed Bath & Beyond                                                                                20,000  (a)             660,800

Best Buy                                                                                         55,000  (a)           1,598,850

Brinker International                                                                            25,000  (a)             693,000

Clear Channel Communications                                                                     35,000  (a)           1,277,850

Comcast, Cl. A                                                                                   95,000  (a)           2,775,900

Disney Walt                                                                                      55,000                  938,300

Gannett                                                                                          10,000                  721,700

Gap                                                                                              60,000                  782,400

General Motors                                                                                   15,000                  506,550

Home Depot                                                                                       80,000                1,876,000

Kohl's                                                                                           20,000  (a)             978,000

Liberty Media, Cl. A                                                                            100,000  (a)             919,000

NIKE, Cl. B                                                                                      17,500                  811,475

Viacom, Cl. B                                                                                    40,000  (a)           1,485,200

Wal-Mart Stores                                                                                 100,000                4,806,000

                                                                                                                      23,491,825

CONSUMER STAPLES--8.1%

Altria Group                                                                                     60,000                2,319,000

Anheuser-Busch Cos.                                                                              30,000                1,395,000

Clorox                                                                                           20,000                  846,200

Coca-Cola                                                                                        57,500                2,312,650

Gillette                                                                                         45,000                1,358,550

Kellogg                                                                                          30,000                  887,100

Kraft Foods                                                                                      27,500                  814,275

PepsiCo                                                                                          65,000                2,490,800

Procter & Gamble                                                                                 34,500                2,824,170

Walgreen                                                                                         32,500                  914,550

                                                                                                                      16,162,295

ENERGY MINERALS--6.1%

Anadarko Petroleum                                                                               26,200                1,207,296

Exxon Mobil                                                                                     189,800                6,456,996

Ocean Energy                                                                                     98,000                1,966,860

Schlumberger                                                                                     42,000                1,747,620

Transocean                                                                                       41,000                  930,700

                                                                                                                      12,309,472

                                                                                                                    The Fund  7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL--19.7%

American Express                                                                                 44,200                1,484,236

American International Group                                                                     98,744                4,867,092

Bank of America                                                                                  46,400                3,212,736

Bank of New York                                                                                 81,000                1,845,180

Banknorth Group                                                                                  48,000                1,087,680

Citigroup                                                                                       144,800                4,827,633

Countrywide Financial                                                                            40,200                2,146,278

Federal Home Loan Mortgage                                                                       35,500                1,940,075

Federal National Mortgage Association                                                            34,000                2,179,400

FleetBoston Financial                                                                            52,700                1,294,312

Goldman Sachs Group                                                                               9,300                  645,885

Household International                                                                          31,000                  865,830

J.P. Morgan Chase & Co.                                                                          29,000                  657,720

MBNA                                                                                             63,000                  872,550

Marsh & McLennan Cos.                                                                            36,000                1,465,200

Morgan Stanley                                                                                   62,100                2,288,385

SLM                                                                                               6,900                  751,755

St. Paul Cos.                                                                                    30,300                  935,058

Travelers Property Casualty, Cl. A                                                              100,255                1,568,991

Travelers Property Casualty, Cl. B                                                               12,853                  204,362

U.S. Bancorp                                                                                     16,000                  334,720

Wells Fargo                                                                                      66,000                2,993,100

XL Capital, Cl. A                                                                                14,000                  993,160

                                                                                                                      39,461,338

HEALTH CARE--17.1%

Abbott Laboratories                                                                              28,500                1,015,170

Allergan                                                                                         15,000                  963,000

Amgen                                                                                            40,500  (a)           2,212,920

Bard (C.R.)                                                                                      15,000                  886,500

Cephalon                                                                                         32,500  (a)           1,564,875

HCA                                                                                              40,000                1,649,600

iShares Nasdaq Biotechnology Index Fund                                                          35,000  (a)           1,671,600

Johnson & Johnson                                                                                40,864                2,143,317

Eli Lilly & Co.                                                                                  25,600                1,447,936

Medtronic                                                                                        50,000                2,235,000

Merck & Co.                                                                                      60,300                3,180,825

Pfizer                                                                                          161,800                4,824,876


8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Pharmacia                                                                                        37,000                1,528,840

SICOR                                                                                            77,500  (a)           1,165,600

Teva Pharmaceutical Industries, ADR                                                              74,000                2,795,720

UnitedHealth Group                                                                               13,500                1,119,150

WellPoint Health Networks                                                                        27,500  (a)           1,870,275

Wyeth                                                                                            53,900                1,899,975

                                                                                                                      34,175,179

INDUSTRIALS--9.0%

Boeing                                                                                           37,000                1,019,720

CSX                                                                                              37,000                  993,820

Danaher                                                                                          23,000                1,495,460

Emerson Electric                                                                                 22,600                1,063,782

First Data                                                                                       75,000                2,598,750

General Electric                                                                                258,800                6,224,140

Norfolk Southern                                                                                 52,500                1,000,650

3M                                                                                               12,800                1,604,736

Tyco International                                                                               60,000                  888,000

United Technologies                                                                              19,000                1,113,020

                                                                                                                      18,002,078

INFORMATION TECHNOLOGY--16.7%

Applied Materials                                                                                80,000  (a)           1,038,400

Cisco Systems                                                                                   225,000  (a)           3,145,500

Dell Computer                                                                                    67,500  (a)           1,819,800

Hewlett-Packard                                                                                  52,500                  832,125

Intel                                                                                           195,000                3,363,750

International Business Machines                                                                  47,500                3,702,625

Linear Technology                                                                                50,000                1,533,500

Microsoft                                                                                       350,000                8,295,000

Novellus Systems                                                                                 40,000  (a)           1,166,000

Oracle                                                                                          181,000  (a)           2,164,760

PeopleSoft                                                                                       50,000  (a)             855,000

QUALCOMM                                                                                         27,500  (a)             950,950

Symantec                                                                                         30,000  (a)           1,215,000

Texas Instruments                                                                                49,000                  820,750

VERITAS Software                                                                                 75,000  (a)           1,277,250

Xilinx                                                                                           55,000  (a)           1,259,500

                                                                                                                      33,439,910

                                                                                                                  The Fund   9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS--4.3%

Alcoa                                                                                            42,900                  879,450

Boise Cascade                                                                                    46,300                1,116,756

Dow Chemical                                                                                     60,544                1,652,851

Du Pont El de Nemours                                                                            16,000                  586,720

International Paper                                                                              61,000                2,136,830

Praxair                                                                                          19,000                1,004,150

Weyerhaeuser                                                                                     22,900                1,141,565

                                                                                                                       8,518,322

TELECOMMUNICATION SERVICES--1.5%

BellSouth                                                                                        27,500                  595,925

SBC Communications                                                                               50,000                1,040,000

Verizon Communications                                                                           42,500                1,469,650

                                                                                                                       3,105,575

UTILITIES--.9%

Exelon                                                                                           22,100                1,086,215

Progress Energy                                                                                  16,000                  622,400

                                                                                                                       1,708,615

TOTAL COMMON STOCKS

   (cost $193,435,902)                                                                                               190,374,609

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.13%, 3/6/2003                                                                            2,168,000                2,167,783

   1.13%, 3/13/2003                                                                             626,000  (b)             625,793

   1.14%, 3/20/2003                                                                           7,423,000                7,418,843

   1.20%, 3/27/2003                                                                             432,000                  431,659

TOTAL SHORT-TERM INVESTMENTS

   (cost $10,643,583)                                                                                                 10,644,078

TOTAL INVESTMENTS (cost $204,079,485)                                                             100.4%             201,018,687

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)               (786,948)

NET ASSETS                                                                                        100.0%             200,231,739

(A)   NON-INCOME PRODUCING.

(B)   PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
      OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

10


STATEMENT OF FINANCIAL FUTURES

February 28, 2003

                                                                 Market Value                                        Unrealized
                                                                   Covered by                                     (Depreciation)
                                            Contracts            Contracts ($)               Expiration         at 2/28/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              27               5,676,075                March 2003                (291,306)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  11

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003

                                                             Cost         Value


ASSETS ($):

Investments in securities--See Statement of
Investments                                           204,079,485   201,018,687

Cash                                                                     45,598

Dividends receivable                                                    322,067

Receivable for futures variation margin--Note 4                          18,225

Receivable for shares of Common Stock subscribed                            211

Prepaid expenses                                                         31,780

                                                                    201,436,568


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           186,374

Payable for investment securities purchased                             859,000

Payable for shares of Common Stock redeemed                              41,564

Accrued expenses                                                        117,891

                                                                      1,204,829

NET ASSETS ($)                                                      200,231,739

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     260,174,446

Accumulated undistributed investment income--net                        607,961

Accumulated net realized gain (loss) on investments                 (57,198,564)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($291,306) net unrealized
  depreciation on financial futures]                                 (3,352,104)

NET ASSETS ($)                                                      200,231,739

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      33,421,078

NET ASSET VALUE, offering and redemption price per share ($)               5.99

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF OPERATIONS

Year Ended February 28, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $5,823 foreign taxes withheld at source)      3,225,111

Interest                                                               133,633

Income on securities lending                                                11

TOTAL INCOME                                                         3,358,755

EXPENSES:

Management fee--Note 3(a)                                            1,819,407

Shareholder servicing costs--Note 3(b)                                 544,853

Prospectus and shareholders' reports                                    72,071

Professional fees                                                       44,939

Registration fees                                                       29,466

Custodian fees--Note 3(b)                                               26,595

Directors' fees and expenses--Note 3(c)                                 21,465

Loan commitment fees--Note 2                                             3,223

Miscellaneous                                                           15,686

TOTAL EXPENSES                                                       2,577,705

INVESTMENT INCOME--NET                                                 781,050

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (22,765,543)

Net realized gain (loss) on financial futures                         (194,502)

NET REALIZED GAIN (LOSS)                                           (22,960,045)

Net unrealized appreciation (depreciation) on investments
  [including ($332,862) net unrealized (depreciation)
  on financial futures]                                            (40,395,613)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (63,355,658)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (62,574,608)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended February 28,
                                             -----------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            781,050              873,690

Net realized gain (loss) on investments       (22,960,045)         (31,546,173)

Net unrealized appreciation (depreciation)
   on investments                             (40,395,613)          (4,083,252)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (62,574,608)         (34,755,735)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (669,450)            (505,367)

Net realized gain on investments                       --             (800,287)

TOTAL DIVIDENDS                                  (669,450)          (1,305,654)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  74,146,540           96,674,739

Dividends reinvested                              641,304            1,257,904

Cost of shares redeemed                      (101,490,665)        (120,117,487)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (26,702,821)         (22,184,844)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (89,946,879)         (58,246,233)

NET ASSETS ($):

Beginning of Period                           290,178,618          348,424,851

END OF PERIOD                                 200,231,739          290,178,618

Undistributed investment income--net              607,961              496,361

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    11,151,210           11,899,459

Shares issued for dividends reinvested             85,252              156,897

Shares redeemed                               (15,205,421)         (14,892,823)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,968,959)          (2,836,467)

SEE NOTES TO FINANCIAL STATEMENTS.

14


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                    Fiscal Year Ended February,
                                                           -------------------------------------------------------------------------
                                                                 2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.76           8.66          11.14          10.66         10.15

Investment Operations:

Investment income--net                                            .02(a)         .02(a)         .00(a,b)       .01           .07

Net realized and unrealized

   gain (loss) on investments                                   (1.77)          (.89)         (2.00)          1.65           .97

Total from Investment Operations                                (1.75)          (.87)         (2.00)          1.66          1.04

Distributions:

Dividends from investment income--net                            (.02)          (.01)           .00(b)        (.01)         (.07)

Dividends from net realized
   gain on investments                                             --           (.02)          (.48)         (1.17)         (.46)

Total Distributions                                              (.02)          (.03)          (.48)         (1.18)         (.53)

Net asset value, end of period                                   5.99           7.76           8.66          11.14         10.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (22.62)        (10.02)        (18.47)         16.63         10.57
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.06           1.05            .98           1.03          1.04

Ratio of net investment income
   to average net assets                                          .32            .28            .04            .11           .64

Portfolio Turnover Rate                                         72.32         103.06         215.64          86.41        162.98
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         200,232        290,179        348,425        482,857       459,192

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  15

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Growth  Opportunity  Fund,  Inc.  (the  "fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the ask price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

16


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $41 during the period ended February 28, 2003. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid
                                                                    The Fund  17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At February 28, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $607,961, accumulated capital losses $45,224,472 and unrealized depreciation $7,983,831. In addition, the fund had $7,342,365 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to February 28, 2003. If not applied, $27,397,070 of the carryover expires in fiscal 2010 and $17,827,402 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2003 and February 28, 2002, respectively, were as follows: ordinary income $669,450 and $505,367 and long-term capital gains $0 and $800,287.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under the Facility.

18


NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the average value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended February 28, 2003, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2003, the fund was charged $284,717 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $167,153 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $26,595 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for
                                                                    The Fund  19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended Febrruary 28, 2003, the fund incurred total brokerage commissions of $619,170, of which $1,500 was paid to Harborside Plus Inc., a wholly-owned subsidiary fo Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 28, 2003, amounted to $168,697,238 and $190,548,220, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contracts are traded and is subject to change. Contracts open at February 28, 2003, are set forth in the Statement of Financial Futures.

At February 28, 2003, the cost of investments for federal income tax purposes was $209,002,518; accordingly, accumulated net unrealized depreciation on investments was $7,983,831, consisting of $14,142,995 gross unrealized appreciation and $22,126,826 gross unrealized depreciation.

20

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus Growth Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Growth Opportunity Fund, Inc., as of February 28, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of February 28, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth Opportunity Fund, Inc. at February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernst & Young LLP
New York, New York
April 2, 2003

                                                                    The Fund  21


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended February 28, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

22

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                              Shares
                                                             -----------------------------------------------------------------------
                                                                       For                    Against                  Abstained
                                                             -----------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   resctrictions to expand investment in
   other investment companies.                                      15,918,703                2,227,506                    772,818

                                                                     The Fund 23

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1971)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37


24

DR. PAUL A. MARKS (76)

BOARD MEMBER (1979)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, Director-Emeritus

* Atom Pharm, Director-Emeritus

* Lazard, Senior Adviser

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1971)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

* Harvard Center for Blood Research, Trustee

* Bard College, Trustee

* YIVO Institute for Jewish Research, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Lillian Vernon Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                                    The Fund  25

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprising 65 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 24 investment companies (comprised of 102 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

26


ROBERT J. SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 24 investment companies (comprised of 102 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                    The Fund  27

NOTES

                  For More Information

                        Dreyfus
                        Growth Opportunity Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporaton
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  018AR0203